CANTOR EQUITY PARTNERS II, INC.
TABLE OF CONTENTS

Page No.
Unaudited Condensed Consolidated Balance Sheets as of June 30, 2026 and December 31, 2025	1
Unaudited Condensed Consolidated Statements of Operations for the Three and Six Months Ended June 30, 2026 and 2025	2
Unaudited Condensed Consolidated Statements of Comprehensive Income (Loss) for the Three and Six Months Ended June 30, 2026 and 2025	3
Unaudited Condensed Consolidated Statements of Changes in Shareholders’ Deficit for the Three and Six Months Ended June 30, 2026 and 2025	4 - 5
Unaudited Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2026 and 2025	6
Notes to the Unaudited Condensed Consolidated Financial Statements	7 - 25

CANTOR EQUITY PARTNERS II, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2026	December 31, 2025
	(Unaudited)
Assets:
Current Assets:
Cash	$25,000	$25,000
Prepaid expenses	163,723	145,000
Receivable from related party	70,586	—
Total Current Assets	259,309	170,000
Cash held in Trust Account	250,738,091	—
Available-for-sale debt securities held in Trust Account, at fair value (amortized cost $246,479,306 as of December 31, 2025)	—	246,617,353
Other assets	—	48,747
Total Assets	$250,997,400	$246,836,100

Liabilities and Shareholders’ Deficit:
Current Liabilities:
Accrued expenses	$2,908,920	$1,244,876
Note payable – related party	943,494	397,381
Total Current Liabilities	3,852,414	1,642,257
Mandatorily redeemable Class A ordinary shares liability	72,512,934	—
Forward sale securities liability	71,839,895	4,608,560
Total Liabilities	148,205,243	6,250,817

Commitments and Contingencies

Class A ordinary shares subject to possible redemption, 17,157,492 and 24,000,000 shares issued and outstanding at redemption value of $10.60 and $10.43 per share as of June 30, 2026 and December 31, 2025, respectively	181,825,157	250,217,377

Shareholders’ Deficit:
Preference shares, $0.0001 par value; 5,000,000 shares authorized; none issued or outstanding as of both June 30, 2026 and December 31, 2025	—	—
Class A ordinary shares, $0.0001 par value; 500,000,000 shares authorized; 580,000 shares issued and outstanding (excluding 6,842,508 mandatorily redeemable shares and 17,157,492 shares subject to possible redemption) as of June 30, 2026 and 580,000 shares issued and outstanding (excluding 24,000,000 shares subject to possible redemption) as of December 31, 2025	58	58
Class B ordinary shares, $0.0001 par value; 50,000,000 shares authorized; 6,000,000 shares issued and outstanding as of both June 30, 2026 and December 31, 2025	600	600
Additional paid-in capital	—	—
Accumulated deficit	(79,033,658)	(9,770,799)
Accumulated other comprehensive income	—	138,047
Total Shareholders’ Deficit	(79,033,000)	(9,632,094)

Total Liabilities, Commitments and Contingencies and Shareholders’ Deficit	$250,997,400	$246,836,100

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

CANTOR EQUITY PARTNERS II, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2026	2025		2026	2025

General and administrative costs	$659,350	$118,022		$2,109,571	$145,170
Administrative expenses – related party	30,000	19,677		60,000	19,677
Loss from operations	(689,350)	(137,699)		(2,169,571)	(164,847)
Interest income on investments held in the Trust Account	2,162,454	1,531,377		4,414,025	1,531,377
Realized loss on sale of available-for-sale debt securities	(155,264)	—		(155,264)	—
Change in fair value of forward sale securities	(68,856,395)	—		(67,231,335)	—
Net income (loss)	$(67,538,555))	$1,393,678		$(65,142,145)	$1,366,530

Weighted average number of ordinary shares outstanding:
Class A – Public shares	23,662,113	15,032,967		23,924,392	7,558,011
Class A – Private placement	580,000	363,297		580,000	182,652
Class B – Ordinary shares	6,000,000	6,000,000	(1)	6,000,000	6,000,000	(1)
Basic and diluted net income (loss) per share:
Class A – Public shares	$(2.23))	$0.07		$(2.14)	$0.10
Class A – Private placement	$(2.23))	$0.07		$(2.14)	$0.10
Class B – Ordinary shares	$(2.23))	$0.07		$(2.14)	$0.10

(1)	This number has been retroactively adjusted to reflect the capitalization of the Company in the form of the issuance of 1,000,000 Class B ordinary shares on May 1, 2025 (See Note 7).

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

CANTOR EQUITY PARTNERS II, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(UNAUDITED)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025

Net income (loss)	$(67,538,555)	$1,393,678	$(65,142,145)	$1,366,530
Other comprehensive loss:
Change in unrealized depreciation of available-for-sale debt securities	(177,551)	(43,100)	(293,311)	(43,100)
Reclassification adjustment for loss included in net loss	155,264	—	155,264	—
Total other comprehensive loss	(22,287)	(43,100)	(138,047)	(43,100)
Comprehensive income (loss)	$(67,560,842)	$1,350,578	$(65,280,192)	$1,323,430

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

CANTOR EQUITY PARTNERS II, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' DEFICIT
(UNAUDITED)

For the Three and Six Months Ended June 30, 2026

	Ordinary Shares				Additional Paid-In Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total Shareholders' Deficit
	Class A		Class B
	Shares	Amount	Shares	Amount
Balance – December 31, 2025	580,000	$58	6,000,000	$600	$—	$(9,770,799)	$138,047	$(9,632,094)
Accretion of redeemable Class A ordinary shares to redemption value	—	—	—	—	—	(2,135,811)	—	(2,135,811)
Other comprehensive loss	—	—	—	—	—	—	(115,760)	(115,760)
Net income	—	—	—	—	—	2,396,410	—	2,396,410
Balance – March 31, 2026	580,000	$58	6,000,000	$600	$—	$(9,510,200)	$22,287	$(9,487,255)
Accretion of redeemable Class A ordinary shares to redemption value	—	—	—	—	—	(1,984,903)	—	(1,984,903)
Other comprehensive loss	—	—	—	—	—	—	(22,287)	(22,287)
Net loss	—	—	—	—	—	(67,538,555)	—	(67,538,555)
Balance – June 30, 2026	580,000	$58	6,000,000	$600	$—	$(79,033,658)	$—	$(79,033,000)

CANTOR EQUITY PARTNERS II, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' DEFICIT
(UNAUDITED)

For the Three and Six Months Ended June 30, 2025

	Ordinary Shares						Additional Paid-In Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total Shareholders' Deficit
	Class A		Class B
	Shares	Amount	Shares		Amount
Balance – December 31, 2024	—	$—	6,000,000	(1)	$600	(1)	$24,400	$(92,942)	$—	$(67,942)
Net loss	—	—	—		—		—	(27,148)	—	(27,148)
Balance – March 31, 2025	—	$—	6,000,000	(1)	$600	(1)	$24,400	$(120,090)	$—	$(95,090)
Sale of Class A ordinary shares to Sponsor in private placement	580,000	58	—		—		5,799,942	—	—	5,800,000
Accretion of redeemable Class A ordinary shares to redemption value	—	—	—		—		(5,824,342	(4,566,273)	—	(10,390,615)
Other comprehensive loss	—	—	—		—		—	—	(43,100)	(43,100)
Net income	—	—	—		—		—	1,393,678	—	1,393,678
Balance – June 30, 2025	580,000	$58	6,000,000		$600		$—	$(3,292,685)	$(43,100)	$(3,335,127)

(1)
The number of shares and the amounts have been retroactively adjusted to reflect the capitalization of the Company in the form of the issuance of 1,000,000 Class B ordinary shares on May 1, 2025 (See Note 7).

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

CANTOR EQUITY PARTNERS II, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the Six Months Ended June 30,
	2026	2025
Cash flows from operating activities:
Net income (loss)	$(65,142,145)	$1,366,530
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
General and administrative expenses paid by related party	461,113	32,500
Interest income on investments held in the Trust Account	(4,414,025)	(1,531,377)
Realized loss on available-for-sale debt securities	155,264	—
Change in fair value of forward sale securities	67,231,335	—
Changes in operating assets and liabilities:
Deferred offering costs	—	106,544
Prepaid expenses	66,277	158,935
Receivable from related party	(70,586)	—
Other assets	48,747	(121,223)
Accrued expenses	1,664,044	(25,504)
Net cash provided by (used in) operating activities	24	(13,595)

Cash flows from investing activities:
Cash deposited in Trust Account	(250,738,091)	(3,249)
Maturity of available-for-sale debt securities held in Trust Account	249,481,400	—
Purchase of available-for-sale debt securities held in Trust Account	(249,481,416)	(239,996,751)
Sale of available-for-sale debt securities held in Trust Account	250,738,083	—
Net cash used in investing activities	(24)	(240,000,000)

Cash flows from financing activities:
Proceeds received from initial public offering	—	240,000,000
Proceeds received from private placement	—	5,800,000
Offering costs paid	—	(5,089,259)
Deferred offering costs paid by related party	—	(213,079)
Proceeds from Notes payable – related party	546,113	79,826
Payment on Note payable – related party	—	(159,726)
Payment on Payable to related party	(546,113)	(379,167)
Net cash provided by financing activities	—	240,038,595

Net change in Cash	—	25,000
Cash – beginning of the period	25,000	—
Cash – end of the period	$25,000	$25,000

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

CANTOR EQUITY PARTNERS II, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1—Description of Organization, Business Operations and Basis of Presentation

Cantor Equity Partners II, Inc. (the “Company”) was incorporated on November 11, 2020 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”).

Although the Company is not limited in its search for target businesses to a particular industry or sector for the purpose of consummating the Business Combination, the Company focused its search on companies operating in the financial services, digital assets, healthcare, real estate services, technology and software industries. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of June 30, 2026, the Company had not commenced operations. All activity through June 30, 2026 relates to the Company’s formation, the initial public offering (the “Initial Public Offering”) described below, and the Company’s efforts toward locating and completing a suitable Business Combination. The Company will not generate any operating revenues until after the completion of the Business Combination, at the earliest. During the three and six months ended June 30, 2026, the Company used the net proceeds derived from the Initial Public Offering and the Private Placement (as defined below) to generate non-operating income in the form of interest income from direct investments in U.S. government debt securities. During the three and six months ended June 30, 2026, the Company also recognized changes in the fair value of the forward sale securities and a realized loss on the sale of available-for-sale securities (as further described below) as other loss.

The Company’s sponsor is Cantor EP Holdings II, LLC (the “Sponsor”). The registration statements for the Initial Public Offering were declared effective on May 1, 2025. On May 5, 2025, the Company consummated the Initial Public Offering of 24,000,000 Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares” and such Class A ordinary shares issued in the Initial Public Offering, the “Public Shares”) at a purchase price of $10.00 per share, generating gross proceeds of $240,000,000, as described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 580,000 Class A ordinary shares (the “Private Placement Shares”) to the Sponsor, at a purchase price of $10.00 per share, in a private placement (the “Private Placement”), generating gross proceeds of $5,800,000, as described in Note 4.

The net proceeds of the Private Placement were deposited into the Trust Account (as defined below) and will be used to fund the redemption of the Public Shares subject to the requirements of applicable law (see Note 4).

Offering costs amounted to approximately $5,300,000, consisting of $4,900,000 of underwriting fees and approximately $400,000 of other costs.

Following the closing of the Initial Public Offering and the Private Placement on May 5, 2025, an amount of $240,000,000 ($10.00 per share) from the net proceeds of the Initial Public Offering and the Private Placement was placed in a trust account (the “Trust Account”) located in the United States with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee. The funds in the Trust Account were initially held in an account at J.P. Morgan Chase Bank, N.A., and on May 6, 2025, were transferred to an account at CF Secured, LLC (“CF Secured”), an affiliate of the Sponsor. The Trust Account may be invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, or held as cash or cash items (including in demand deposit accounts) at a bank, as determined by the Company, until the earlier of: (i) the completion of the Business Combination or (ii) the distribution of the Trust Account, as described below.

Business Combination — The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the Private Placement, although substantially all of the net proceeds are intended to be applied generally toward consummating the Business Combination. There is no assurance that the Company will be able to complete the Business Combination successfully. The Company must complete one or more Business Combinations having an

CANTOR EQUITY PARTNERS II, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding taxes payable on income earned on the Trust Account) at the time of the agreement to enter into the Business Combination. However, the Company will only complete the Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

The Company will provide the holders of the Public Shares (the “Public Shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of the Business Combination either (i) in connection with a shareholders meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of the Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (which, as of June 30, 2026 and December 31, 2025, was $10.60 and $10.43 per Public Share, respectively, and for both periods, inclusive of $0.15 per redeemed share to be funded pursuant to the Sponsor Note (as defined below) in the applicable Redemption Event (as defined below)). The Public Shares are recorded at a redemption value and classified as temporary equity in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”). In such case, the Company will proceed with the Business Combination if a majority of the shares voted are voted in favor of the Business Combination. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its amended and restated memorandum and articles of association (as may be amended, the “Amended and Restated Memorandum and Articles”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (the “SEC”) and file tender offer documents with the SEC prior to completing the Business Combination. If, however, shareholder approval of the Business Combination is required by law, or the Company decides to obtain shareholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each Public Shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the Business Combination, or if they vote at all. If the Company seeks shareholder approval in connection with the Business Combination, the Sponsor and the Company’s directors and officers have agreed to vote their Founder Shares (as defined in Note 4), their Private Placement Shares and any Public Shares purchased during or after the Initial Public Offering in favor of the Business Combination (except that any Public Shares such parties may purchase in compliance with the requirements of Rule 14e-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), would not be voted in favor of approving the Business Combination). In addition, the Sponsor and the Company’s directors and officers have agreed to waive their redemption rights with respect to their Founder Shares, Private Placement Shares and any Public Shares held by them in connection with the completion of the Business Combination.

Notwithstanding the foregoing, the Amended and Restated Memorandum and Articles provides that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.

The Sponsor and the Company’s officers and directors have agreed not to propose an amendment to the Amended and Restated Memorandum and Articles (i) that would affect the substance or timing of the Company’s obligation to allow redemption in connection with the Business Combination or to redeem 100% of the Public Shares if the Company does not complete the Business Combination or (ii) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

Business Combination Agreement — On October 27, 2025, the Company entered into a business combination agreement (the “Business Combination Agreement”), with Securitize, Inc., a Delaware corporation (“Securitize”), Securitize Holdings, Inc., a Delaware corporation (“Pubco”), Pinecrest Merger Sub, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“CEPT Merger Sub”), and Senna Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Securitize Merger Sub”).

Pursuant to the Business Combination Agreement, and subject to the terms and conditions set forth therein, upon the consummation of the transactions contemplated thereby (the “Closing” and the date of the Closing, the “Closing Date”), (a) the

CANTOR EQUITY PARTNERS II, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
Company will merge with and into CEPT Merger Sub, with CEPT Merger Sub continuing as the surviving entity (the “CEPT Merger”), in accordance with which (i) the Company’s shareholders holding Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”), will receive one Class A ordinary share in exchange for each Class B ordinary share held by such shareholder immediately prior to the CEPT Merger (other than certain Class B ordinary shares surrendered by the Sponsor) and (ii) immediately thereafter, each Class A ordinary share will be cancelled and cease to exist, in exchange for the right of Company shareholders holding Class A ordinary shares to receive one share of common stock, par value $0.0001 per share, of Pubco (“Pubco Common Stock”), for each Class A ordinary share held by such shareholder at the time of the CEPT Merger (other than any Public Shares which are the subject of valid redemption requests and any treasury shares), and (b) at least two hours after the CEPT Merger, Securitize Merger Sub will merge with and into Securitize, with Securitize continuing as the surviving entity (the “Securitize Merger” and, together with the CEPT Merger, the “Mergers”), in accordance with which the holders (the “Securitize Stockholders”) of common stock of Securitize (“Securitize Common Stock”) will receive a number of shares of Pubco Common Stock in exchange for their shares of Securitize Common Stock as determined in accordance with the Business Combination Agreement. As a result of the Mergers and the other transactions contemplated by the Business Combination Agreement (the “Securitize Business Combination”), CEPT Merger Sub and Securitize will become wholly-owned subsidiaries of Pubco and Pubco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with applicable law.

Contemporaneously with the execution of the Business Combination Agreement, the Company, Pubco and Securitize entered into subscription agreements (the “PIPE Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase, in a private placement immediately prior to the CEPT Merger, 22,500,000 Class A ordinary shares (the “PIPE Shares”), at a purchase price of $10.00 per share payable in cash, for an aggregate purchase price of $225,000,000 (the “PIPE Investment”). PIPE Investors are permitted under the PIPE Subscription Agreements to satisfy their commitments thereunder through the purchase of Class A ordinary shares in the public market, subject to certain restrictions set forth therein.

Contemporaneously with the execution of the Business Combination Agreement, the Company, Pubco, Securitize and the Sponsor entered into the Sponsor Support Agreement, dated as of October 27, 2025 (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor agreed (i) to vote its Class A ordinary shares and Class B ordinary shares in favor of the Business Combination Agreement and the Securitize Business Combination and each of the other proposals to be presented to the Company’s shareholders at the extraordinary general meeting of the Company’s shareholders to be held in connection with the Securitize Business Combination, (ii) to vote its Class A ordinary shares and Class B ordinary shares against certain other transactions and matters, (iii) to waive the anti-dilution rights of the Class B ordinary shares set forth in the Amended and Restated Memorandum and Articles, (iv) to comply with the restrictions imposed by the letter agreement, dated as of May 2, 2025, by and among the Company, the Sponsor and the other parties thereto (the “Insider Letter”), including the restrictions on transferring and redeeming Class A ordinary shares and Class B ordinary shares in connection with the Securitize Business Combination, (v) to surrender, for no consideration, up to 30% of its Founder Shares (as defined in Note 4) immediately prior to, and conditioned upon, the consummation of the CEPT Merger (such number of surrendered Founder Shares to be determined pursuant to a formula taking into account the number of shares redeemed by Company shareholders in the Securitize Business Combination and the gross proceeds from the PIPE Investment exceeding $100,000,000), (vi) that the shares of Pubco Common Stock received by the Sponsor in exchange for its Founder Shares (other than any surrendered shares) (any such remaining shares, the “Post-Combination Founder Shares”) will be subject to a six month lock-up, subject to early release, and (vii) to subject up to 30% of its Post-Combination Founder Shares to forfeiture and vesting based on an earn-out during the five year period after the Closing on the terms and conditions set forth in the Sponsor Support Agreement.

On June 5, 2026, Pubco’s Registration Statement on Form S-4 (File No. 333-293022) became effective and Pubco filed with the SEC its final prospectus (the “Final Prospectus”) and the Company filed with the SEC its definitive proxy statement with respect to its extraordinary general meeting of shareholders to approve the Securitize Business Combination and the other proposals described in such proxy statement (the “Proxy Statement”).

On June 29, 2026, the Company held an extraordinary general meeting of its shareholders (the “Meeting”) during which the Company’s shareholders approved the Securitize Business Combination and the other proposals presented at such meeting.

Certain of the Company’s existing agreements will be amended or amended and restated in connection with the Securitize Business Combination.

CANTOR EQUITY PARTNERS II, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For more information regarding the Securitize Business Combination, refer to the Company’s filings with the SEC, including the Current Reports on Form 8-K filed by the Company with the SEC on October 28, 2025, October 30, 2025, November 13, 2025 and June 29, 2026, the Final Prospectus and the Proxy Statement. See Note 10—Subsequent Events for additional information.

Forward Sale Securities — As described above, in connection with the Securitize Business Combination, pursuant to the PIPE Subscription Agreements, the PIPE Investors committed to purchase a certain number of Class A ordinary shares, at $10.00 per share, in exchange for cash. The PIPE Investors also have the option to purchase the Class A ordinary shares in the public market at a price that is less than the redemption price, subject to certain restrictions set forth in the PIPE Subscription Agreements. The PIPE Shares are referred in the Company’s unaudited condensed consolidated financial statements and the footnotes as the forward sale securities.

Failure to Consummate the Business Combination — The Company has until May 5, 2027, or until such earlier liquidation date as the Company’s board of directors may approve or such later date as the Company’s shareholders may approve pursuant to the Amended and Restated Memorandum and Articles (the “Combination Period”), to consummate the Business Combination. If the Company is unable to complete the Business Combination by the end of the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject, in each case, to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the Company’s directors and officers have agreed to waive their liquidation rights from the Trust Account with respect to the Founder Shares and the Private Placement Shares held by them if the Company fails to complete the Business Combination within the Combination Period. However, if the Sponsor or any of the Company’s directors and officers acquire Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete the Business Combination within the Combination Period. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial redemption amount of $10.15 per share (inclusive of $0.15 per redeemed share to be funded pursuant to the Sponsor Note). In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account below $10.15 per share (inclusive of $0.15 per redeemed share to be funded pursuant to the Sponsor Note). This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the Company’s independent registered public accounting firm and the underwriters of the Initial Public Offering), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Liquidity and Capital Resources

As of both June 30, 2026 and December 31, 2025, the Company had $25,000 of cash in its operating account. As of June 30, 2026 and December 31, 2025, the Company had a working capital deficit of approximately $3,593,000 and approximately

CANTOR EQUITY PARTNERS II, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
$1,472,000, respectively. As of June 30, 2026 and December 31, 2025, approximately $7,677,000 and approximately $6,617,000, respectively, of the amount earned on funds held in the Trust Account was available to pay taxes, if any.

The Company’s liquidity needs through June 30, 2026 have been satisfied through a contribution of $25,000 from the Sponsor in exchange for the issuance of the Founder Shares, a loan of approximately $160,000 from the Sponsor pursuant to a promissory note (the “Pre-IPO Note”), the proceeds from the sale of the Private Placement Shares not held in the Trust Account and the Sponsor Loan (as defined below). The Company fully repaid the Pre-IPO Note upon completion of the Initial Public Offering. In addition, in order to finance transaction costs in connection with the Business Combination, the Sponsor agreed to loan the Company up to $1,750,000 to fund the Company’s expenses relating to investigating and selecting a target business and other working capital requirements after the Initial Public Offering and prior to the Business Combination (the “Sponsor Loan”), of which approximately $943,000 and approximately $397,000 has been drawn by the Company as of June 30, 2026 and December 31, 2025, respectively. If the Sponsor Loan is insufficient, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, provide the Company with Working Capital Loans (as defined in Note 4). As of both June 30, 2026 and December 31, 2025, the Company did not have any borrowings under the Working Capital Loans.

Based on the foregoing, management believes that the Company will have sufficient working capital and borrowing capacity from the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors, to meet its needs through the earlier of the consummation of the Business Combination or one year from this filing. Over this time period, the Company will be using these funds for paying existing accounts payable and consummating the Securitize Business Combination (See Note 10).

Basis of Presentation

The unaudited condensed consolidated financial statements are presented in U.S. dollars, in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC, and reflect all adjustments, consisting only of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the financial position as of June 30, 2026 and the results of operations, comprehensive income (loss), and cash flows for the periods presented. Certain information and disclosures normally included in unaudited condensed consolidated financial statements prepared in accordance with U.S. GAAP have been omitted pursuant to such rules and regulations. Interim results are not necessarily indicative of results for a full year or any future period. The unaudited condensed consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements and notes thereto for the fiscal year ended December 31, 2025, included in the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 6, 2026.

Principles of Consolidation

The unaudited condensed consolidated financial statements of the Company include its wholly-owned subsidiary. All intercompany accounts and transactions are eliminated in consolidation.

Emerging Growth Company

The Company is an “emerging growth company”, as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt

CANTOR EQUITY PARTNERS II, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

This may make comparison of the Company’s unaudited condensed consolidated financial statements with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Note 2—Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. One of the more significant accounting estimates included in these consolidated financial statements is the determination of the fair value of the forward sale securities. Such estimates may be subject to change as more current information becomes available, and accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments (if any) with an original maturity of three months or less when purchased to be cash equivalents. The Company had no cash equivalents in its operating account or the Trust Account as of both June 30, 2026 and December 31, 2025.

Available-for-Sale Debt Securities

The Company did not hold any debt securities in the Trust Account as of June 30, 2026. The Company’s investments held in the Trust Account as of December 31, 2025 comprised of a direct investment in U.S. government treasury bills.

The Company accounts for its investment in debt securities in accordance with the guidance in ASC 320, Investments—Debt and Equity Securities. When the Company has the ability and positive intent to hold debt securities until maturity, such securities are classified as held-to-maturity and carried at amortized cost. None of the Company’s debt securities met the criteria for held-to-maturity classification as of December 31, 2025. As the Company did not have the ability or positive intent to hold its debt securities until maturity, the securities were classified as available-for-sale. Unrealized gains and losses from available-for-sale debt securities carried at fair value are reported as a separate component of Accumulated other comprehensive income in shareholders’ deficit. Interest income recognized on the unaudited condensed consolidated statements of operations reflects accretion of discount. Investments in debt securities are recorded on a trade-date basis.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in financial institutions which, at times, may exceed the Federal Deposit Insurance Corporation maximum coverage limit of $250,000, and investments in the U.S. government debt securities held in the Trust Account. For both the three and six months ended June 30, 2026 and 2025, the Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value of Financial Instruments

CANTOR EQUITY PARTNERS II, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
Under ASC 820, Fair Value Measurement (“ASC 820”), “fair value” is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820 approximates the carrying amounts presented in the consolidated balance sheets, primarily due to their short-term nature, with the exception of the available-for-sale debt securities and forward sale securities.

Offering Costs Associated with the Initial Public Offering

Offering costs consisted of legal and other fees incurred in connection with the preparation for the Initial Public Offering. These costs amounted to approximately $5,300,000 and were charged against the carrying value of the Public Shares upon the completion of the Initial Public Offering.

Forward Sale Securities

The Company accounts for the forward sale securities as either equity-classified or liability-classified instruments based on an assessment of the specific terms of the PIPE Subscription Agreements using applicable authoritative guidance in ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the forward sale securities are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and meet all of the requirements for equity classification under ASC 815, including whether the forward sale securities are indexed to the Company’s own shares. This assessment, which requires the use of professional judgment, is conducted at the time of the execution of the PIPE Subscription Agreements and as of each subsequent quarterly period-end date while the forward sale securities are outstanding. The forward sale securities that do not meet all the criteria for equity classification are required to be recorded at their initial fair value at the time of the execution of the PIPE Subscription Agreements and on each balance sheet date thereafter. Changes in the estimated fair value of the forward sale securities are recognized on the unaudited condensed consolidated statements of operations in the period of the change.

The Company accounts for the forward sale securities in accordance with guidance in ASC 815-40, Derivatives and Hedging – Contracts in Entity’s Own Equity, pursuant to which the forward sale securities do not meet the criteria for equity classification and must be recorded as liabilities or assets. See Note 8 for further discussion of the methodology used to determine the fair value of the forward sale securities.

Class A Ordinary Shares

The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in ASC 480. Class A ordinary shares subject to mandatory redemption are classified as liability instruments and initially measured at fair value. Conditionally redeemable Class A ordinary shares (including Class A ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, Class A ordinary shares are classified as shareholders’ equity. As of June 30, 2026 and December 31, 2025, 6,842,508 and 0 Class A ordinary shares, respectively, are subject to mandatory redemption and presented as a non-current liability measured at redemption amount on the Company’s consolidated balance sheets. As of June 30, 2026 and December 31, 2025, 17,157,492 and 24,000,000 Class A ordinary shares, respectively, subject to possible redemption are presented as temporary equity outside of the shareholders’ deficit section of the Company’s consolidated balance sheets. These Public Shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. The Company recognizes any subsequent changes in redemption value immediately as they occur and adjusts the carrying value of redeemable Class A ordinary shares to the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount value of redeemable Class A ordinary shares. This method would view the end of the reporting period as if it were also the redemption date for the security. The change in the carrying value of redeemable Class A ordinary shares also resulted in charges against Additional paid-in capital and Accumulated deficit.

As of June 30, 2026 and December 31, 2025, the Class A ordinary shares subject to possible redemption, as presented in the accompanying consolidated balance sheets, are reconciled in the following table:

CANTOR EQUITY PARTNERS II, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Gross proceeds	$240,000,000
Less:
Issuance costs allocated to Class A ordinary shares subject to possible redemption	(5,302,338)
Plus:
Accretion of carrying value to redemption value	15,519,715
Class A ordinary shares subject to possible redemption, December 31, 2025	$250,217,377
Plus:
Accretion of carrying value to redemption value	4,120,714
Less:
Redemption of Class A ordinary shares	(72,512,934)
Class A ordinary shares subject to possible redemption, June 30, 2026	$181,825,157

Net Income (Loss) Per Ordinary Share

The Company complies with the accounting and disclosure requirements of ASC 260, Earnings Per Share. Net income (loss) per ordinary share is computed by dividing net income (loss) applicable to shareholders by the weighted average number of ordinary shares outstanding for the applicable periods. The Company applies the two-class method in calculating earnings per share and allocates net income (loss) pro rata to Class A ordinary shares subject to possible redemption, nonredeemable Class A ordinary shares and Class B ordinary shares. Accretion associated with the redeemable Class A ordinary shares is excluded from earnings per share as the redemption value is not in excess of the fair value.

The following tables reflect the calculation of basic and diluted net income (loss) per ordinary share:

	For the Three Months Ended June 30, 2026			For the Three Months Ended June 30, 2025
	Class A – Public shares	Class A – Private placement shares	Class B – Ordinary shares	Class A – Public shares	Class A – Private placement shares	Class B – Ordinary shares
Basic and diluted net income (loss) per ordinary share
Numerator:
Allocation of net income (loss)	$(52,843,692)	$(1,295,292)	$(13,399,571)	$979,195	$23,664	$390,819
Denominator:
Basic and diluted weighted average number of ordinary shares outstanding	23,662,113	580,000	6,000,000	15,032,967	363,297	6,000,000
Basic and diluted net income (loss) per ordinary share	$(2.23)	$(2.23)	$(2.23)	$0.07	$0.07	$0.07

CANTOR EQUITY PARTNERS II, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

	For the Six Months Ended June 30, 2026			For the Six Months Ended June 30, 2025
	Class A – Public shares	Class A – Private placement shares	Class B – Ordinary shares	Class A – Public shares	Class A – Private placement shares	Class B – Ordinary shares
Basic and diluted net income (loss) per ordinary share
Numerator:
Allocation of net income (loss)	$(51,090,552)	$(1,238,590)	$(12,813,003)	$751,656	$18,165	$596,709
Denominator:
Basic and diluted weighted average number of ordinary shares outstanding	23,924,392	580,000	6,000,000	7,558,011	182,652	6,000,000
Basic and diluted net income (loss) per ordinary share	$(2.14)	$(2.14)	$(2.14)	$0.10	$0.10	$0.10

Income Taxes

Income taxes are accounted for using the asset and liability method as prescribed under ASC 740, Income Taxes (“ASC 740”). Deferred tax assets and liabilities are recognized for the future tax consequences attributable to basis differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis.

ASC 740 prescribes a recognition threshold that a tax position is required to meet before being recognized in the financial statements. The Company provides for uncertain tax positions, based upon management’s assessment of whether a tax benefit is more likely than not to be sustained upon examination by tax authorities. Management is required to determine whether a tax position is more likely than not to be sustained upon examination by tax authorities, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Because significant assumptions are used in determining whether a tax benefit is more likely than not to be sustained upon examination by tax authorities, actual results may differ from management’s estimates under different assumptions or conditions.

The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. As of both June 30, 2026 and December 31, 2025, the Company has not recorded any amounts related to uncertain tax positions.

The Company is considered an exempted Cayman Islands company and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company recorded no income tax provision for the periods presented.

Segment Reporting

The Company has one reportable segment. See Note 9—Segment Information for additional information.

Recently Adopted Accounting Pronouncements

In November 2023, the FASB issued Accounting Standards Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The guidance was issued in response to requests from investors for companies to disclose more information about their financial performance at the segment level. The ASU does not change how a public entity identifies its operating segments, aggregates them or applies the quantitative thresholds to determine its reportable segments. The standard requires a public entity to disclose significant segment expenses and other segment items on an annual and interim basis, and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that were previously required annually. Public entities with a single reportable segment are required to provide the new

CANTOR EQUITY PARTNERS II, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
disclosures and all the disclosures previously required under ASC 280. The Company adopted the standard on the required effective date for the financial statements issued for the annual reporting periods beginning on January 1, 2024 and applies the guidance for the interim periods beginning on January 1, 2025. The adoption of the new guidance did not have an impact on the Company’s consolidated financial statements.

In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The standard improves the transparency of income tax disclosures by requiring consistent categories and greater disaggregation of information in the rate reconciliation and income taxes paid disaggregated by jurisdiction. The ASU also includes certain other amendments to improve the effectiveness of income tax disclosures. The Company adopted the standard on the required effective date for the Company’s consolidated financial statements issued for annual reporting periods beginning on January 1, 2025. The adoption of this guidance did not have a material impact on the footnotes to the Company’s consolidated financial statements and had no impact on the Company’s consolidated financial statements.

In March 2024, the FASB issued ASU No. 2024-02, Codification Improvements—Amendments to Remove References to the Concepts Statements. The Conceptual Framework establishes concepts that the FASB considers in developing standards. The ASU was issued to remove references to the Conceptual Framework in the Codification. The FASB noted that references to the Concepts Statements in the Codification could have implied that the Concepts Statements are authoritative. Also, some of the references removed were to Concepts Statements that are superseded. The Company adopted the standard on the required effective date beginning on January 1, 2025 using a prospective transition method for all new transactions recognized on or after the effective date. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

New Accounting Pronouncements

In November 2024, the FASB issued ASU No. 2024-03, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses. The standard improves financial reporting and responds to investor input that additional expense detail is fundamental to understanding the performance of an entity, assessing its prospects for future cash flows, and comparing its performance over time and with that of other entities. The new guidance requires public business entities to disclose in the notes to financial statements specified information about certain costs and expenses at each interim and annual reporting period. Specified expenses, gains or losses that are already disclosed under existing U.S. GAAP will be required by the ASU to be included in the disaggregated income statement expense line item disclosures, and any remaining amounts will need to be described qualitatively. The new guidance will become effective for the Company’s consolidated financial statements issued for annual reporting periods beginning on January 1, 2027 and interim reporting periods beginning on January 1, 2028, will require either prospective or retrospective presentation, and early adoption is permitted. Management is currently evaluating the impact of the new standard on the Company’s unaudited condensed consolidated financial statements.

In May 2025, the FASB issued ASU No. 2025-03, Business Combinations (Topic 805) and Consolidation (Topic 810): Determining the Accounting Acquirer in the Acquisition of a Variable Interest Entity. The standard revises current guidance for determining the accounting acquirer for a transaction effected primarily by exchanging equity interests in which the legal acquiree is a variable interest entity (“VIE”) that meets the definition of a business. The amendments differ from current U.S. GAAP because, for certain transactions, they replace the requirement that the primary beneficiary of a VIE is always the acquirer with an assessment that requires an entity to consider the factors to determine which entity is the accounting acquirer. Under the amendments, acquisition transactions in which the legal acquiree is a VIE will, in more instances, result in the same accounting outcomes as economically similar transactions in which the legal acquiree is a voting interest entity. The ASU does not change the accounting for a transaction determined to be a reverse acquisition or a transaction in which the legal acquirer is not a business and is determined to be the accounting acquiree. The new guidance will become effective for interim and annual reporting periods beginning on January 1, 2027, will require a prospective transition method for business combinations that occur after the initial adoption date, and early adoption is permitted. Management is currently evaluating the impact of the new standard on the Company’s unaudited condensed consolidated financial statements.

In December 2025, the FASB issued ASU No. 2025-11, Interim Reporting (Topic 270): Narrow-Scope Improvements. The guidance clarifies the current interim disclosure requirements and their applicability. The ASU is intended to address feedback from stakeholders that the current guidance is difficult to navigate. The amendments do not change the fundamental nature or

CANTOR EQUITY PARTNERS II, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
expand or reduce the disclosure requirements of interim reporting. The ASU creates a comprehensive list of interim disclosures required under U.S. GAAP and incorporates a disclosure principle that requires disclosures at interim periods when an event or change that has a material effect on an entity has occurred since the previous year end. The new guidance will become effective for the Company beginning on January 1, 2028, can be adopted using either a prospective or retrospective method, and early adoption is permitted. Management is currently evaluating the impact of the new standard on the Company’s unaudited condensed consolidated financial statements.

In December 2025, the FASB issued ASU No. 2025-12, Codification Improvements. The guidance clarifies, corrects errors in or makes other improvements to a variety of topics in the Codification that are intended to make it easier to understand and apply. The amendments apply to all reporting entities in the scope of the affected accounting guidance. The new guidance will become effective for the Company beginning on January 1, 2027, can be adopted using either a prospective or retrospective method, and early adoption is permitted. Management is currently evaluating the impact of the new standard on the Company’s unaudited condensed consolidated financial statements.

SEC Rule on Climate-Related Disclosures

In March 2024, the SEC adopted final rules relating to The Enhancement and Standardization of Climate-Related Disclosures for Investors, that would require registrants to provide climate-related disclosures in a note to their audited financial statements. The disclosures under the final rules would include certain effects of severe weather events and other natural conditions, including the aggregate amounts and where in the financial statements they are presented. If carbon offsets or renewable energy credits or certificates (“RECs”) are deemed a material component of the registrant’s plans to achieve its disclosed climate-related targets, registrants would be required to disclose information about the offsets and RECs. Registrants would also be required to disclose whether and how (1) exposures to risks and uncertainties associated with, or known impacts from, severe weather events and other natural conditions and (2) any disclosed climate-related targets or transition plans materially impacted the estimates and assumptions used in preparing the financial statements. Finally, registrants would be required to disclose additional contextual information about the above disclosures, including how each financial statement effect was derived and the accounting policy decisions made to calculate the effects, for the most recently completed fiscal year and, if previously disclosed or required to be disclosed, for the historical fiscal year for which audited financial statements are included in the filing. In April 2024, the SEC released an order staying the rules pending judicial review of all of the petitions challenging the rules and in March 2025, the SEC voted to end its defense of the rules. In May 2026, the SEC issued a proposal for stakeholder comment to fully rescind its climate-related disclosure rules. Absent these developments, the rules would have been effective for the Company upon its registration under the Exchange Act on May 1, 2025 and phased in starting in 2027. Management is continuing to monitor the developments pertaining to the rules and any resulting potential impacts on the Company’s unaudited condensed consolidated financial statements.

The Company’s management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s unaudited condensed consolidated financial statements.

Note 3—Initial Public Offering

Pursuant to the Initial Public Offering, the Company sold 24,000,000 Class A ordinary shares at a price of $10.00 per share.

Note 4—Related Party Transactions

Founder Shares

In November 2020, the Sponsor purchased 14,375,000 Class B ordinary shares for a purchase price of $25,000. On June 6, 2024, the Sponsor surrendered, for no consideration, 9,375,000 Class B ordinary shares, which the Company cancelled, resulting in a decrease in the total number of Class B ordinary shares outstanding from 14,375,000 shares to 5,000,000 shares. On May 1, 2025, the Company issued 1,000,000 Class B ordinary shares to the Sponsor in a share capitalization, resulting in an increase in the total number of Class B ordinary shares outstanding from 5,000,000 shares to 6,000,000 shares (the “Founder Shares”). The Class B ordinary shares will automatically convert into nonredeemable Class A ordinary shares in connection with the consummation of the Business Combination and are subject to certain transfer restrictions, as described in Note 7. Further, pursuant to the Sponsor Support Agreement, solely in connection with the Securitize Business Combination, subject to

CANTOR EQUITY PARTNERS II, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
and conditioned upon the Closing, the Sponsor agreed to surrender, for no consideration, up to 30% of its Founder Shares immediately prior to the consummation of the CEPT Merger. No Founder Shares were surrendered at the Closing. See Note 10—Subsequent Events for additional information.

The Sponsor and the Company’s directors and officers have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of the Business Combination or (B) subsequent to the Business Combination, (x) if the last reported sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading day period commencing at least 150 days after the Business Combination, or (y) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property. Pursuant to the Sponsor Support Agreement, subject to the Closing, the Company, Pubco and the Sponsor agreed to amend the transfer restrictions set forth above so that the shares of Pubco Common Stock received by the Sponsor in exchange for its Founder Shares (other than any surrendered shares) will be subject to a six month lock-up, subject to early release. See Note 10—Subsequent Events for additional information.

Private Placement Shares

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased 580,000 Private Placement Shares at a price of $10.00 per share ($5,800,000 in the aggregate) in the Private Placement. The net proceeds from the Private Placement were added to the net proceeds from the Initial Public Offering held in the Trust Account. The Sponsor has agreed to waive its redemption rights with respect to the Private Placement Shares in connection with the completion of the Business Combination or otherwise. The Sponsor and the Company’s officers and directors have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Shares until 30 days after the completion of the Business Combination.

Investments Held in the Trust Account

Starting on May 6, 2025 and through June 25, 2026, the Company’s investments in U.S. government treasury bills have been held in the Trust Account that is custodied by CF Secured with Continental acting as trustee.

Underwriter

Cantor Fitzgerald & Co. (“CF&Co.”), the lead underwriter of the Initial Public Offering, is an affiliate of the Sponsor (see Note 5).

Business Combination Marketing Agreement

The Company has engaged CF&Co. pursuant to a business combination marketing agreement (the “Business Combination Marketing Agreement”) as an advisor in connection with the Business Combination to assist the Company in holding meetings with its shareholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing the Company’s securities, and assist the Company with its press releases and public filings in connection with the Business Combination. The Company will pay CF&Co. a cash fee of $8,400,000 for such services upon the consummation of the Business Combination. This cash fee was paid in full at the Closing. See Note 10—Subsequent Events for additional information.

M&A Engagement Letter

On October 10, 2025, the Company entered into a letter agreement with CF&Co. (the “M&A Engagement Letter”), pursuant to which the Company engaged CF&Co. as its exclusive financial advisor for the Securitize Business Combination. Pursuant to the M&A Engagement Letter, for the services provided thereto, CF&Co. will receive a cash fee at the Closing equal to 1.0% of the total value of the shares of Pubco Common Stock issued to Securitize stockholders at the Closing with such shares valued at $10.00 per share (the “Securitize Equity Value”), and up to an additional 0.5% of the Securitize Equity Value (which shall be reduced in proportion to the number of Public Shares redeemed prior to the Closing). This cash fee was paid in full at the Closing. See Note 10—Subsequent Events for additional information.

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NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

PIPE Engagement Letter

On September 25, 2025, the Company entered into a letter agreement with Securitize, Pubco, Citigroup Global Markets Inc. (“Citi”), and CF&Co. (the “PIPE Engagement Letter”), pursuant to which the Company, Securitize and Pubco engaged Citi and CF&Co. as co-placement agents for the PIPE Investment. Pursuant to the PIPE Engagement Letter, for the services provided thereto CF&Co. and Citi each will receive a cash fee at the Closing equal to approximately $4,296,000 (assuming that all PIPE Investors fund, or are deemed to have funded, their commitments in their PIPE Subscription Agreements and excluding certain PIPE Investors who had pre-existing investments in Securitize). These cash fees were paid at the Closing. See Note 10—Subsequent Events for additional information.

Sponsor Support Agreement

On October 27, 2025, the Company entered into the Sponsor Support Agreement with the Sponsor, Pubco and Securitize, as described in Note 1.

Related Party Loans

On June 6, 2024, the Sponsor agreed to loan the Company up to $300,000 to be used for a portion of the expenses of the Initial Public Offering pursuant to the Pre-IPO Note. The Pre-IPO Note was non-interest bearing and was repaid in full upon completion of the Initial Public Offering.

In order to finance transaction costs in connection with the Business Combination, the Sponsor has committed up to $1,750,000 in the Sponsor Loan to be provided to the Company to fund the Company’s expenses relating to investigating and selecting a target business and other working capital requirements, including $10,000 per month for office space, administrative and shared personnel support services that will be paid to the Sponsor. The Sponsor Loan does not bear interest and is repayable by the Company to the Sponsor upon consummation of the Business Combination; provided that, at any time beginning 60 days after the date of the Initial Public Offering, at the Sponsor’s option, all or any portion of the amount outstanding under the Sponsor Loan may be converted into Class A ordinary shares at a conversion price of $10.00 per share. Otherwise, the Sponsor Loan would be repaid only out of funds held outside the Trust Account. As of June 30, 2026 and December 31, 2025, the Company had approximately $943,000 and approximately $397,000, respectively, outstanding under the Sponsor Loan. The Sponsor Loan was subsequently repaid in cash at the Closing. See Note 10—Subsequent Events for additional information.

If the Sponsor Loan is insufficient to cover the working capital requirements of the Company, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Any Working Capital Loans will be repayable by the Company upon consummation of the Business Combination out of the proceeds of the Trust Account released to the Company; provided that, at any time beginning 60 days after the date of the Initial Public Offering, at the lender’s option, all or any portion of the amount outstanding under any Working Capital Loans may be converted into Class A ordinary shares at a conversion price of $10.00 per share. If the Company is unable to consummate the Business Combination, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of both June 30, 2026 and December 31, 2025, the Company had no borrowings under the Working Capital Loans.

In addition, the Sponsor has agreed to lend the Company up to $3,600,000 pursuant to a promissory note (the “Sponsor Note”) in connection with the consummation of the Business Combination, an extension of time for the Company to consummate the Business Combination or the Company’s liquidation (each, a “Redemption Event”), such that an amount equal to $0.15 per Public Share being redeemed in connection with the applicable Redemption Event will be added to the Trust Account and paid to the holders of the applicable redeemed Public Shares on such Redemption Event. The Sponsor Note does not bear interest and is repayable by the Company to the Sponsor upon consummation of the Business Combination; provided that, at any time beginning 60 days after the date of the Initial Public Offering, at the Sponsor’s option, all or any portion of the amount outstanding under the Sponsor Note may be converted into Class A ordinary shares at a conversion price of $10.00 per share. If the Company is unable to consummate the Business Combination, the Sponsor Note would be repaid only out of funds held

CANTOR EQUITY PARTNERS II, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
outside of the Trust Account. The Sponsor has waived any claims against the Trust Account in connection with the Sponsor Note. As of both June 30, 2026 and December 31, 2025, the Company had no borrowings under the Sponsor Note. The Sponsor Note was subsequently drawn in part and repaid in full at the Closing. See Note 10—Subsequent Events for additional information.

The Sponsor pays expenses on the Company’s behalf. The Company reimburses the Sponsor for such expenses paid on its behalf. Accrued but unpaid balances are included in Receivable from related party in the Company’s condensed consolidated balance sheets. As of June 30, 2026 and December 31, 2025, the Company had approximately $71,000 and $0, respectively, as receivable outstanding from the Sponsor. The receivable from the Sponsor was subsequently settled at the Closing. See Note 10—Subsequent Events for additional information.

Administrative Services Agreement

The Company has agreed to pay $10,000 a month to the Sponsor for office space, administrative and shared personnel support services. Services commenced on May 2, 2025, the date the Class A ordinary shares were first listed on the Nasdaq Stock Market, and will terminate upon the earlier of the consummation by the Company of the Business Combination or the liquidation of the Company. During the three months ended June 30, 2026 and 2025, the Company incurred $30,000 and approximately $19,000, respectively, for these services. During the six months ended June 30, 2026 and 2025, the Company incurred $60,000 and approximately $19,000, respectively, for these services.

Note 5—Commitments and Contingencies

Registration Rights Agreement

Pursuant to a registration rights agreement entered into on May 1, 2025, the holders of Founder Shares (only after conversion of such shares to Class A ordinary shares), the Private Placement Shares and any Class A ordinary shares issued upon conversion of up to $1,750,000 pursuant to the Sponsor Loan, any borrowings under the Working Capital Loans, up to $3,600,000 pursuant to the Sponsor Note and any additional loans are entitled to registration rights. These holders are entitled to certain demand and “piggyback” registration rights. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

CF&Co. was paid a cash underwriting discount of $4,800,000 in connection with the Initial Public Offering. The Company also engaged a qualified independent underwriter to participate in the preparation of the registration statement and exercise the usual standards of “due diligence” in respect thereto. The Company paid the independent underwriter a fee of $100,000 upon the completion of the Initial Public Offering in consideration for its services and expenses as the qualified independent underwriter. The qualified independent underwriter received no other compensation.

Business Combination Marketing Agreement

The Company has engaged CF&Co. as an advisor in connection with the Business Combination (see Note 4).

M&A Engagement Letter

The Company has engaged CF&Co. as its exclusive financial advisor for the Securitize Business Combination (see Note 4).

PIPE Engagement Letter

The Company has engaged CF&Co. and Citi to provide placement agent services in connection with the PIPE Investment (see Note 4).

Independent Directors Compensation

CANTOR EQUITY PARTNERS II, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
Commencing on May 1, 2025, the Company compensates its independent directors through cash payments for their services on the Company’s board of directors. As a result, during the three months ended June 30, 2026 and 2025, the Company recognized $25,000 and approximately $8,000, respectively, of compensation expense on its unaudited condensed consolidated statements of operations. During the six months ended June 30, 2026 and 2025, the Company recognized $57,000 and approximately $8,000, respectively, of compensation expense on its unaudited condensed consolidated statements of operations. The corresponding accrued compensation payable recognized on the Company’s consolidated balance sheets was $32,000 and $25,000 as of June 30, 2026 and December 31, 2025, respectively.

Risks and Uncertainties

The Company’s results of operations and its ability to complete the Business Combination may be adversely affected by various factors that could cause economic uncertainty and volatility in the financial markets, many of which are beyond the Company’s control. The Company’s results of operations and its ability to consummate the Business Combination could be impacted by, among other things, downturns in the financial markets or in economic conditions, fluctuations in interest rates, and geopolitical instability, such as the military conflicts in Ukraine and the Middle East. Management continues to evaluate the impact of these factors and has concluded that while it is reasonably possible that these factors could have an effect on the Company’s financial position, results of its operations and completion of the Business Combination, the specific impact is not readily determinable as of the date of the unaudited condensed consolidated financial statements. The unaudited condensed consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Note 6—Available-for-Sale Debt Securities

The Company disposed of the available-for-sale debt securities during the three months ended June 30, 2026. As a result of the sale, during the three and six months ended June 30, 2026, the Company recognized a realized loss of approximately $155,000 for each period.

The following table presents the amortized cost, gross unrealized gains (losses), fair value and other information for the available-for-sale debt securities held in the Trust Account as of December 31, 2025:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. government debt securities(1)(2)	$246,479,306	$168,746	$(30,699)	$246,617,353

(1)	Contractual maturities are one year or less.

(2)	No debt securities were in an unrealized loss position.

The Company did not have any sales of its available-for-sale debt securities during the three and six months ended June 30, 2025.

Note 7—Shareholders’ Deficit

Class A Ordinary Shares — The Company is authorized to issue 500,000,000 Class A ordinary shares with a par value of $0.0001 per share. On June 29, 2026, in connection with the Meeting and the Securitize Business Combination, holders of 6,842,508 Class A ordinary shares exercised their right to redeem their shares. See Note 10—Subsequent Events for additional information. As of June 30, 2026, there were 580,000 Class A ordinary shares issued and outstanding, excluding 6,842,508 mandatorily redeemable Class A ordinary shares and 17,157,492 Class A ordinary shares subject to possible redemption. As of December 31, 2025, there were 580,000 Class A ordinary shares issued and outstanding, excluding 24,000,000 Class A ordinary shares subject to possible redemption.

CANTOR EQUITY PARTNERS II, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
Class B Ordinary Shares — The Company is authorized to issue 50,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders of Class B ordinary shares are entitled to one vote for each share. In November 2020, the Company issued 14,375,000 Class B ordinary shares to the Sponsor. On June 6, 2024, the Sponsor surrendered, for no consideration, 9,375,000 Class B ordinary shares, which the Company cancelled, resulting in a decrease in the total number of Class B ordinary shares outstanding from 14,375,000 shares to 5,000,000 shares. On May 1, 2025, the Company issued 1,000,000 Class B ordinary shares to the Sponsor in a share capitalization, resulting in an increase in the total number of Class B ordinary shares outstanding from 5,000,000 shares to 6,000,000 shares. Information contained in the unaudited condensed consolidated financial statements has been retroactively adjusted for the surrender and cancellation and capitalization. As of both June 30, 2026 and December 31, 2025, there were 6,000,000 Class B ordinary shares issued and outstanding.

Prior to the consummation of the Business Combination, only holders of Class B ordinary shares will have the right to vote on the appointment and removal of directors and be entitled to vote on continuing the Company in a jurisdiction outside the Cayman Islands (including any special resolution required to adopt new constitutional documents as a result of the Company approving a transfer by way of continuation to a jurisdiction outside the Cayman Islands). Other than as described above, holders of Class A ordinary shares and Class B ordinary shares will vote together as a single class on all other matters submitted to a vote of shareholders except as required by law.

The Class B ordinary shares will automatically convert into nonredeemable Class A ordinary shares in connection with the consummation of the Business Combination or at any time and from time to time at the option of the holder thereof, on a one-for-one basis, subject to adjustment. Class A ordinary shares issued in connection with the conversion of Class B ordinary shares issued prior to the consummation of the Business Combination are subject to the same restrictions as applied to Class B ordinary shares prior to such conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination.

In the case that additional Class A ordinary shares, or equity-linked securities, are issued or deemed issued in excess of the amounts sold in the Initial Public Offering and related to the closing of the Business Combination, the ratio at which Class B ordinary shares shall convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the outstanding Class B ordinary shares agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all ordinary shares issued and outstanding upon the completion of the Initial Public Offering plus all Class A ordinary shares and equity-linked securities issued or deemed issued in connection with the Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the Business Combination).

Preference Shares — The Company is authorized to issue 5,000,000 preference shares with a par value of $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of both June 30, 2026 and December 31, 2025, there were no preference shares issued or outstanding.

Note 8—Fair Value Measurement on a Recurring Basis

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs to valuation techniques used in measuring fair value.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These three levels of the fair value hierarchy are:

●	Level 1 measurements – unadjusted observable inputs such as quoted prices for identical instruments in active markets;

CANTOR EQUITY PARTNERS II, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

●
Level 2 measurements – inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

●
Level 3 measurements – unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

The following tables present information about the Company’s assets and liabilities that are measured at fair value on a recurring basis as of June 30, 2026 and December 31, 2025, and indicate the fair value hierarchy of the inputs that the Company utilized to determine such fair value:

June 30, 2026

Description	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)	Total
Liabilities:
Forward sale securities liability	$—	$—	$71,839,895	$71,839,895
Total	$—	$—	$71,839,895	$71,839,895

December 31, 2025

Description	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)	Total
Assets:
Assets held in Trust Account – U.S. government debt securities	$246,617,353	$—	$—	$246,617,353
Total	$246,617,353	$—	$—	$246,617,353
Liabilities:
Forward sale securities liability	$—	$—	$4,608,560	$4,608,560
Total	$—	$—	$4,608,560	$4,608,560

As of December 31, 2025, Level 1 assets include a direct investment in the U.S. government treasury bills classified as available-for-sale debt securities. The Company uses inputs such as actual trade data, benchmark yields, quoted market prices from dealers or brokers, and other similar sources to determine the fair value of its investments.

CANTOR EQUITY PARTNERS II, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Forward Sale Securities

The forward sale securities to be issued under the PIPE Subscription Agreements were valued using an adjusted net assets method, which is considered to be a Level 3 fair value measurement. Under the adjusted net assets method utilized, the aggregate purchase price of $225,000,000 pursuant to the PIPE Subscription Agreements is discounted to present value and compared to the fair value of the Class A ordinary shares to be issued pursuant to the PIPE Subscription Agreements. The fair value of the Class A ordinary shares to be issued under the PIPE Subscription Agreements is based on the trading price of the Public Shares. The excess (liability) or deficit (asset) of the fair value of the Class A ordinary shares to be issued compared to the $225,000,000 purchase price is then adjusted by the probability, which is determined based on observed success rates of business combinations for third-party special purpose acquisition companies. The probability input used in the fair value measurement of the forward sale securities liability as of June 30, 2026 also reflects the fact that the Company’s shareholders approved the Securitize Business Combination and the other proposals at the Meeting and the occurrence of the subsequent Closing (as further described in Note 10—Subsequent Events). The probability is the primary unobservable input utilized in determining the fair value of the forward sale securities. Significant changes in this unobservable input may result in significantly lower or higher fair value measurement. As of June 30, 2026 and December 31, 2025, the probability used to derive the fair value of the forward sale securities liability was approximately 93.3% and approximately 12.8%, respectively.

The following table presents the change in the fair value of the forward sale securities liability for the six months ended June 30, 2026:

Forward Sale Securities
Fair value as of December 31, 2025	$(4,608,560)
Change in valuation inputs or other assumptions(1)	1,625,060
Fair value as of March 31, 2026	$(2,983,500)
Change in valuation inputs or other assumptions(1)	(68,856,395)
Fair value as of June 30, 2026	$(71,839,895)

(1)	Changes in valuation inputs or other assumptions are recognized in Change in fair value of forward sale securities in the unaudited condensed consolidated statements of operations.

Note 9—Segment Information

The Company has not yet commenced operations, thus all activity for the three and six months ended June 30, 2026 and 2025 relates to the Company’s formation, the Initial Public Offering, and the Company’s efforts toward locating and completing a suitable Business Combination. The Company has identified its Chairman and Chief Executive Officer as the chief operating decision maker (the “CODM”). The Company consists of one reportable segment, because the resource allocation and assessment of performance of the entity’s business activities by the CODM are performed using the entity-wide operating results. The net income (loss) is the measure of segment profit (loss) most consistent with U.S. GAAP that is regularly reviewed by the CODM to allocate resources and assess financial performance. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM also reviews interest income and general and administrative expenses included in the net income (loss). The CODM reviews interest income on investments held in the Trust Account to measure and monitor shareholder value and determine the most effective strategy for investing the Trust Account funds while maintaining compliance with the terms of the trust agreement. In addition, the CODM reviews and monitors general and administrative expenses to manage and forecast cash to ensure enough capital is available to complete a Business Combination within the Combination Period and to ensure expenses are aligned with the underlying contractual agreements.

The Company does not have operating income and therefore, it does not have any operating revenues. The Company will not generate any operating revenues until after the completion of the Business Combination, at the earliest. During the three months ended June 30, 2026 and 2025, the Company earned approximately $2,162,000 and approximately $1,531,000, respectively, of interest income on investments held in the Trust Account. During the six months ended June 30, 2026 and 2025, the Company earned approximately $4,414,000 and approximately $1,531,000, respectively, of interest income on investments held in the Trust Account. The Company’s significant segment expenses were general and administrative expenses, which were approximately $660,000 and approximately $118,000 for the three months ended June 30, 2026 and 2025, respectively, and approximately $2,110,000 and approximately $145,000 for the six months ended June 30, 2026 and 2025, respectively. The other segment expenses for the three months ended June 30, 2026 were the loss from the change in fair value of the forward sale securities, the loss on the sale of available-for-sale debt securities and administrative expenses incurred pursuant to the administrative services agreement with the Sponsor, which amounted to approximately $68,856,000, approximately $155,000 and $30,000, respectively. The other segment expenses for the six months ended June 30, 2026 were the loss from the change in fair value of the forward sale securities, the loss on the sale of available-for-sale debt securities and administrative expenses incurred pursuant to the administrative services agreement with the Sponsor, which amounted to approximately $67,231,000, approximately $155,000, and $60,000, respectively. The other segment expenses for the three and six months ended June 30, 2025 were the administrative expenses incurred pursuant to the administrative services agreement with the Sponsor, which amounted to approximately $19,000 for each period. Refer to the Company’s unaudited condensed consolidated statements of operations for additional information.

As of June 30, 2026 and December 31, 2025, the Company had total assets of approximately $250,997,000 and approximately $246,836,000, respectively. See the Company’s consolidated balance sheets for additional information.

Note 10—Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the unaudited condensed consolidated financial statements were issued and determined that, other than as described below, there have been no events that have occurred that would require adjustments to the disclosures in the unaudited condensed consolidated financial statements.

On July 1, 2026, the Company, Securitize, PubCo, CEPT Merger Sub and Securitize Merger Sub consummated the Closing, whereby (i) the Company merged with and into CEPT Merger Sub and CEPT Merger Sub became the surviving company and wholly-owned subsidiary of PubCo and (ii) Securitize Merger Sub merged with and into Securitize and Securitize became the surviving company and wholly-owned subsidiary of PubCo. On the Closing Date, PubCo changed its name to Securitize Corp.

On July 1, 2026, prior to the Closing, the Company drew approximately $1,026,000 on the Sponsor Note to fund the $0.15 per redeemed share pursuant to the Sponsor Note. This amount was repaid in full at the Closing.

On July 1, 2026, prior to the CEPT Merger, PIPE Investors purchased from the Company an aggregate of 19,782,000 PIPE Shares, for a purchase price of $10.00 per share and an aggregate purchase price of $197,820,000 in cash, pursuant to the PIPE Subscription Agreements.

On July 1, 2026, as a result of the Closing, the Company repaid the Sponsor Loan and settled the Receivable from related party in cash, paid a cash fee of $8,400,000 to CF&Co. for services provided under the Business Combination Marketing Agreement, paid a cash fee of approximately $16,968,000 to CF&Co. for services provided under the M&A Engagement Letter, and paid cash fees of approximately $4,296,000 to CF&Co. and approximately $4,034,000 to Citi for services provided under the PIPE Engagement Letter.

On July 2, 2026, the Company redeemed 6,842,508 Class A ordinary shares for cash at a redemption price of approximately $10.60 per share for an aggregate redemption amount of approximately $72,513,000.